Short Term Loan Deferred Payment Agreement

(Ref. No. BDB/2006/CN2121-AME004)
短期贷款延期还款协议

Dated August 20, 2009
日期 2009 年 8 月 20 日

(1) **United Commercial Bank (China) Limited** (the "**Lender**"); and
联合银行（中国）有限公司（"贷款人"）为一方；和

(2) **Heibei Baoding Orient Paper Milling Co., Ltd.** (the "**Borrower**").
河北省保定市东方造纸有限公司（"借款人"）为另一方。

WHEREAS, the Lender and the Borrower have executed a short term credit facility agreement (BDB/2006/CN2121) dated April 14th 2006, a credit facility amendment agreement (BDB/2006/CN2121-AME001) dated May 17th 2006, a credit facility extension agreement (BDB/2006/CN2121-AME002) dated May 8th 2007, a (Short Term) Credit Facility Extension Agreement (BDB/2006/CN2121-AME003) dated January 23, 2009 and a short term credit facility agreement (BDB/2007/CN2626) dated May 8th 2007 (the "Credit Facility Agreement"). According to the Credit Facility Agreement, the Borrower shall repay all the debts to the Lender no later than Jun 30, 2009. As of the signing date of this Agreement, the outstanding principal is USD2,816,476.39.
鉴于，贷款人及借款人已于 2006 年 4 月 14 日签订一份短期信贷融资合同（BDB/2006/CN2121），并于 2006 年 5 月 17 日签订了一份信贷融资修改合同（BDB/2006/CN2121-AME001），于 2007 年 5 月 8 日签订了一份信贷融资展期合同（BDB/2006/CN2121-AME002），于 2009 年 1 月 23 日签订了一份(短期)信贷融资延期合同(BDB/2006/CN2121-AME003)以及于 2007 年 5 月 8 日签订了一份短期信贷融资合同（BDB/2007/CN2626）（"信贷融资协议"）。根据信贷融资协议，借款人应不迟于2009 年 6 月 30 日向贷款人偿还信贷融资协议项下的所有到期债务。截至本协议签署之日，借款人在信贷融资协议项下的贷款本金为 USD 2,816,476.39。

WHEREAS, upon negotiation between the two parties and the tight cash follow, the Lender agrees that Borrower shall repay the principal pursuant to the following deferred payment schedule:.
鉴于，双方协商，贷款人同意借款人应按照下列延期还款计划偿还所有本金：

THEREFORE, IT IS AGREED as follows:
故此，双方达成如下协议：

Words and expressions which have defined meanings in the Credit Facility Agreement shall have the same meanings when they are used in this Agreement, save otherwise described herein.

除本协议中另有说明，信贷融资协议所载定义适用于本协议。

1. The deferred payment schedule is:
August 31, 2009: USD400,000;
September 15, 2009: all the accrued interest as of August 31;
September 30, 2009: USD400,000;
October 31, 2009: USD200,000;
November 30, 2009: USD300,000;
December 31, 2009: USD300,000;
January 31, 2010: USD200,000;
February 28, 2010: USD200,000;
March 31, 2010: USD200,000;
April 30, 2010: USD200,000;
May 31, 2010: USD200,000;
June 30, 2010: USD216,476.39
延期还款计划如下：
2009年8月31日：美元肆拾万元；
2009年9月15日：截止2009年8月31日的所有应付利息；
2009年9月30日：美元肆拾万元；
2009年10月31日：美元贰拾万元；
2009年11月30日：美元叁拾万元；
2009年12月31日：美元叁拾万元；
2010年1月31日：美元贰拾万元；
2010年2月28日：美元贰拾万元；
2010年3月31日：美元贰拾万元；
2010年4月30日：美元贰拾万元；
2010年5月31日：美元贰拾万元；
2010年6月30日：美元贰拾壹万陆仟肆佰柒拾陆元叁角玖分。

The interest since signing of this Agreement shall be calculated as 5% plus three-month LIBOR of the Quotation Day, floating every three months commencing from the first Quotation Day of that Advance or that unpaid sum;
自本协议签署日起贷款利息按报价日三个月的伦敦同业银行拆放利率加上5%的利差之和计算，自该笔放款或欠款的首次报价日起每三个月浮动一次。

2. The Borrower, as Mortgagor, will continue to provide its plant (10728.47m^2), land use right (33372.49m^2) and machinery (latest appraisal value at RMB43,764,505) located in South of Nanhuan Rd., Xushui County to the Lender as securities under the Credit Facility.
借款人，作为抵押人，将继续向贷款人提供其位于徐水县南环路南侧（新兴路南）的房产（10,728.47平方米）、土地使用权（33,372.49平方米）以及机器设备（最近评估价为RMB43,764,505）作为信贷融资额度项下的担保。

Mr. Liu Zhenyong will continue to provide his personal guarantee jointly and severally to this Credit Facility. This Guarantee shall be a continuing guarantee and

shall remain in full force and effect for two (2) years from the expiry date of performance period for debt under the Credit Facility Agreement and this Agreement. In case the debt under the Credit Facility Agreement and this Agreement become due ahead of the expiry date of performance period for debts, the period of guarantee shall be two (2) years from such expiry date.
刘振勇先生将继续为本信贷融资额度提供个人连带责任保证。该担保在信贷融资协议及本协议项下债务履行期届满之日起二(2)年内持续充分有效。如信贷融资协议及本协议项下的债务提前到期，则保证期间应为该提前到期日后的两年。

3. The Borrower shall repay all the debts including but not limited to the principal, interest, cost and all other fees under this Agreement and the Credit Facility Agreement on or before each payment date set in the deferred payment schedule of clause [1] of this Agreement.
借款人应按照本协议第[1]条延期还款计划中设定的各个还款日或以前清偿所有债务，包括但不限于本金，利息，以及本协议和信贷融资协议所载的支出及所有其他费用。

4. The Borrower undertakes that no fees set out below and occurred before August 27, 2006 is outstanding: (1) any wages and subsidies for medical treatment; (2) the disability compensatory expenses; (3) the comfort compensatory expenses; (4) the fundamental old-age insurance premiums and fundamental medical insurance premiums that shall have transferred into the individual accounts of employees; and (5) the compensation for the employees as prescribed by the relevant laws and administrative regulations. No claims or investigations are being, or are reasonably likely to be, made or conducted against it with respect to the above payable amount. And the Borrower shall provide the Lender with the documentary evidence certifying that all the labor indebtedness payable by the Borrower as above mentioned have been paid in full;
借款人承诺其没有拖欠的在 2006 年 8 月 27 日之前发生的下述费用：（1）职工的工资和医疗；（2）伤残补助；（3）抚恤费用；（4）应当划入职工个人账户的基本养老保险和基本医疗保险费用；和（5）法律、行政法规规定应当支付给职工的补偿金。不存在正在进行的或合理可能进行的针对其所欠的上述应付款的追索或调查。且借款人应向贷款人提交其已全额支付了上述全部劳动债务的证明文件。

5. In relation to the mortgage created under the Property Mortgage Agreement, the Mortgagor shall provide the Lender with the following documents:
就房地产抵押协议项下的抵押，抵押人应向贷款人提交如下文件：
(1) a copy of the Project Construction Contract;
建设工程施工合同之复印件；
(2) the original of payment certificate certifying that all the construction cost in relation to the Mortgaged Property have been paid in full by the Mortgagor to the contractor or the certificate issued by the contractor certifying that all the construction cost in relation to the Mortgaged Property have been fully received by the contractor;
抵押人已向承包商支付所有与抵押物有关的工程款的支付凭证原件或承包商出具的其已收到所有与抵押物有关的工程款的证明文件；

6. The Borrower shall, if it applies to the Lender for the extension of the Credit Facility Term, concurrently with such application, submit at its own costs to the Lender a valuation report of the mortgaged property to be issued by a professional real estate valuer acceptable to the Lender and addressed to the Lender for mortgage purpose and issued on the date not earlier than thirty (30) days prior to the submission date. If the Borrower fails to submit the valuation report within the prescribed period, the Lender shall be at liberty, at the Borrower's cost and expense, to engage a valuer to provide such valuation report.
如借款人向贷款人申请延长信贷额度期，则其应在提交该等申请的同时，自行承担费用向贷款人提交由贷款人所接受的专业房地产估价师对抵押物作出的估价报告，该估价报告应为抵押之目的向贷款人出具，且出具日期应不早于估价报告提交之日前三十（30）日。如借款人未能在前述期间内提交估价报告，则贷款人有权自主决定聘请估价师提供该等估价报告，所发生的全部费用和开销由借款人承担。

7. The Lender may, after inform the Borrower, at any time assign all or part of its rights hereunder to any one or several qualified domestic banks or other financial institutions at its own cost. Such assignee(s) (as the case may be) will have rights over the Borrower, as if it were/they had been a party/parties to this Agreement ever since the beginning.
经通知借款人后，贷款人可在任何时候以费用自理的方式向有资格的任何一个或多个国内银行或其他金融机构转让其在本协议项下的全部或部分权利。该等受让人(视具体情况)将如同其一开始就是本协议的一方当事人一样对借款人拥有权利。

8. The Borrower shall (i) obtain all approvals and take all necessary actions to enable this Agreement to be valid and have full force and effect; (ii) deliver to the Lender the board resolutions that approving this Agreement and deliver to the Lender the name(s) of the authorized representative(s) to execute this Agreement with signature(s) thereof; (iii) obtain confirmation in relation to the extension from the mortgagor/guarantor by signing the extension agreements and documents as required by the Lender, and complete all necessary actions to enable the Credit Facility to be fully covered.
借款人应（i）申取所有审批及采取所有必须行动致令本协议完全有效；(ii) 向贷款人提供核准本协议的董事会决议，及向贷款人提供获授权签署本协议的代表的名字和签名；(iii)按贷款人的要求促使抵押人/保证人签署延期协议及文件作为对融资延期的确认，并完成所有必须步骤以确保信贷融资得到完全担保。

9. This Agreement shall come into force after the receipt by the Lender of the following documents and payment (except those waived by the Lender) in form and substance satisfactory to the Lender:
本协议将在贷款人收到内容和形式均令贷款人满意的所有下述文件及款项支付（但贷款人放弃要求的除外）后生效：
1) Duly signed this Agreement and other related security agreements requested/issued by the Lender;

由贷款人要求/签发的经妥善签署的本协议及其他相关的担保协议；
2) All the documents or procedure of the Borrower as stated in clause [8] of this Agreement;
根据本协议第[8]条所述的所有借款人应提供的文件或完备手续；
3) Other document and procedure required by the Lender.
贷款人要求的其他文件或手续

If any of the conditions hereinabove are not fulfilled within thirty (30) days from the date of this Agreement or any period otherwise agreed by the Lender due to any reason whatsoever, this Agreement shall, upon a notice given by the Lender to the Borrower, be null and void in its entirety; and the rights and obligations of the Lender under the Credit Facility Agreement shall not be in any way waived, impaired, released, discharged and/or otherwise affected, and shall continue to be valid.
无论任何原因，如果上述任何条件未能在本协议签署日起 30 天内或贷款人另外同意的其他时限内完成，则本协议将在贷款人向借款人发出通知之时作废，而信贷协议项下贷款人的权利和义务将不会以任何形式被放弃、被损害、被终止解除和/或受到任何其他形式的影响，并将继续有效。

10. Except for the above items, all provisions of the Credit Facility Agreement shall remain in full force and effect and applicable to this Agreement.
除以上条款外，信贷融资协议中所有其他条文将持续完全有效并适用于本协议。

11. This Agreement is written in Chinese and English with two (2) counterparts. The Borrower and the Lender keep one (1) counterpart respectively. In the event where there is any discrepancy between the Chinese and the English versions, the Chinese version shall prevail.
本协议用中文，英文两种语言书写，一式两（2）份借款人和贷款人各执一（1）份。如中文与英文文本之间有歧义，应以中文文本为准。

AS WITNESS the hands of the duly authorized representatives of the parties hereto the day and year first before written.
兹见证双方授权代表于本协议开端所载日期签署本协议。

Lender: United Commercial Bank (China) Limited
贷款人：联合银行（中国）有限公司

(Seal)
（盖章）

Authorized Representative:
授权代表人：

Borrower: Heibei Baoding Orient Paper Milling Co., Ltd.
借款人：河北省保定市东方造纸有限公司

(Seal)
（盖章）

Authorized Representative:
授权代表人：

I, as the Guarantor, acknowledge the above amendments and will go on to guarantee the above mentioned credit facility.
我，作为担保人，认可上述条款并将继续担保上述信贷额度。

(Signature)/签名
Liu Zhenyong / 刘振勇